UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  May 7, 2008

(Date of earliest event reported)

JOHN DEERE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6458	36-2386361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East First Street

Suite 600

Reno, Nevada 89501
(Address of principal executive offices) (Zip Code)

(775) 786-5527

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01                                Financial Statements and Exhibits.

(d)         Exhibits

The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement on Form S-3
(No. 333-150486) of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.

Exhibit	Description

(4.5)	Proposed form of senior fixed rate medium-term note
(4.6)	Proposed form of senior floating rate medium-term note
(4.7)	Proposed form of subordinated fixed rate medium-term note
(4.8)	Proposed form of subordinated floating rate medium-term note

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

JOHN DEERE CAPITAL CORPORATION

By:	/s/ Mary K.W. Jones
Mary K.W. Jones
Secretary

Dated:  May 7, 2008